UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 31, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
SIGNATURES

Item 3.02. Unregistered Sales of Equity Securities.
     On July 31, 2008, Zila, Inc. (the “Company”) issued an aggregate of 1,114,524 shares of its common stock to the holders of the Company’s Second Amended and Restated Senior Secured Convertible Notes dated as of November 28, 2006 (the “Second Amended Notes”). The Company issued such shares to satisfy its obligation under the Amended Notes to pay the holders an aggregate of $245,333.35 in interest for the three-month period that ended on July 31, 2008. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 1, 2008

ZILA, INC.
By:	/s/ Gary V. Klinefelter
Gary V. Klinefelter
Vice President and General Counsel